UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 4, 2023

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2023, Odyssey Health, Inc. (f/k/a Odyssey Group International, Inc., a Nevada corporation (“Odyssey” the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Oragenics, Inc. (“Oragenics” the “Purchaser”). Pursuant to the Purchase Agreement, the Company, has agreed to sell and assign, certain assets and certain liabilities related to a segment of Odyssey’s business focused on developing medical products that treat brain related illnesses and diseases (the “Purchased Assets”) to Oragenics in exchange for (i) $1,000,000 in cash and 8,000,000 shares of convertible Series F Preferred Stock (“Series F Preferred Stock”), on and subject to the terms and conditions set forth therein (such transaction, the “Odyssey Asset Purchase”). The Purchased Assets include drug candidates for treating mild traumatic brain injury (mTBI), also known as concussion, and for treating Niemann Pick Disease Type C (NPC), as well as the Company’s proprietary powder formulation and its nasal delivery device.

The cash is to be paid in two installments: $500,000 upon the execution of the Purchase Agreement and $500,000 upon the earlier of (a) the closing of the Purchase Agreement (the “Closing”), (b) within three (3) business days after the date that the Company has obtained the its stockholders’ approval approving the Odyssey Asset Purchase and (c) immediately upon the Purchasers’ wrongful termination of the Purchase Agreement in breach of the Purchase Agreement.

At the Closing, Oragenics will issue 8,000,000 shares of Series F Preferred Stock to Odyssey. Oragenics board of directors has “blank-check” authority to create new classes of preferred stock and anticipates filing a Certificate of Designation to create the Series F Preferred Stock prior to Closing. A copy of the proposed Certificate of Designation is attached as an exhibit to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The closing of the Odyssey Asset Purchase is expected to close at the end of the fourth quarter of 2023, subject to the satisfaction of customary closing conditions, of which there can be no assurance. The closing conditions include: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) the Oragenics’ shareholders shall have approved (a) the increase in the its authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) Oragenics must have at least $5,000,000 in cash at Closing; and (6) Oragenics must have completed its due diligence of the Purchased Assets to its satisfaction.

The Purchase Agreement also includes customary representations, warranties, and covenants. The Purchase Agreement also contains indemnification rights for each of the Company and Oragenics for breaches of representations, warranties, and covenants. The Purchase Agreement contemplates the execution of certain customary ancillary agreements and documents to be delivered at Closing.

The above description of the Purchase Agreement and Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, and the Certificate of Designation, which is attached as an exhibit to the Purchase Agreement. The Purchase Agreement governs the contractual rights between the parties in relation to the Odyssey Asset Purchase. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Asset Purchase and is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to the Company.

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The representations, warranties, and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by the parties’ shareholders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Except as specifically set forth in the Purchase Agreement, security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The acquisition of the Purchased Assets from Odyssey involve various risks, including without limitation those set forth in Item 8.01 below.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the ability of Odyssey and Oragenics to successfully close the asset purchase agreement; the ability of Oragenics to timely and successfully achieve the anticipated benefits of acquiring the Purchased Assets; the Company’s future performance, business prospects, events and product development plans. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, the following: Oragenics ability increase its authorized shares of Common Stock; the Oragenics ability to obtain a quorum at future shareholders meetings; the Oragenics ability to obtain its shareholders’ approval for the (a) the increase in the Oragenics authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; whether or not all of the closing conditions to the transaction will be satisfied and otherwise whether the Company will be able to successfully close the Odyssey transaction; and general economic and market conditions and risks, as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth in this press release is as of the date hereof. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

Item 8.01.	Other Information.

On October 5, 2023, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

RISK FACTOR.

The sale of the Purchased Assets involve various risks, including without limitation the following. You should carefully consider the risks described below before making an investment decision in our securities. Risk factors are effective as of the date of this Current Report on Form 8-K and shall be deemed to be modified or superseded to the extent that a statement contained in our future filings modifies or replaces such a statement. If we do not successfully consummate the Odyssey Asset Purchase, our business, financial condition or results of operations could be materially adversely affected. In that case, the trading price of our stock could decline, and you may lose all or part of your investment.

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We may not be able to successfully consummate the Odyssey Asset Purchase.

The closing of the Odyssey Asset Purchase is subject to various closing conditions, including without limitation the following: (1) Odyssey shall have obtained all required consents to the Odyssey Asset Purchase; (2) Odyssey shall have obtained its shareholders’ approval to the Odyssey Asset Purchase; (3) Oragenics shareholders shall have approved (a) the increase in the its authorized Common Stock from 4,166,666 to 350,000,000 and (b) the conversion of the Series F Preferred Stock into Common Stock; (4) no material adverse change shall have occurred to the Purchased Assets; (5) Oragenics must have at least $5,000,000 in cash at Closing; and (6) the Oragenics must have completed its due diligence of the Purchased Assets to its satisfaction. There can be no assurances that such conditions will be satisfied.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement
99.1	Press Release dated October 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 5, 2023.

ODYSSEY HEALTH, INC.
(Registrant)

By:	/s/ J. Michael Redmond
J Michael Redmond, President and Chief Executive Officer

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